Rule 497(e)
                                              File Nos. 333-38916 and 811-09975



                                  SUPPLEMENT
               Dated June 1, 2001 to Prospectus dated May 1, 2001
                              TT EAFE MUTUAL FUND

The second paragraph of the section entitled "Managing the Fund - The Investment Manager" is revised to read as follows:

    As payment for serving as Manager, TT International receives a management fee at an annual rate of 0.80% of the Fund's average daily net assets, before any waivers or reimbursements.

The Fee Table and Example on pages 8 and 9 of the Fund's prospectus are revised to read as follows:

FEE TABLE

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.* The Fund does not have a sales charge (load).

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                              None
Redemption Fee........................................................  **

ANNUAL OPERATING EXPENSES
(FEES DEDUCTED FROM FUND ASSETS)***
Management Fees+......................................................0.80%
Distribution (12b-1) Fees.............................................None
Other Expenses++......................................................0.47%
Total Annual Operating Expenses.......................................1.27%
Fee Waiver+++.........................................................0.27%
NET EXPENSES..........................................................1.00%

*     Based on amounts estimated for the fiscal year ending December 31, 2001.
** If you wish to receive your redemption (sale) proceeds by wire, there is a $7 wire fee. This fee may not apply for employer-sponsored accounts.
*** The Fund invests in securities through an underlying mutual fund, TT EAFE Portfolio. This table reflects the expenses of the Fund and TT EAFE Portfolio.
+ For the period from January 1, 2001 (the beginning of the Fund's fiscal year) to May 31, 2001, management fees payable by the Fund, before waivers and reimbursements, were 1.00% of the Fund's average daily net assets.
++ Includes costs of administration, custody, accounting services, and similar expenses.
+++ For the period from June 1, 2001 to December 31, 2001, the Manager has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 1.00% of its average daily net assets. For the period from January 1, 2001 (the beginning of the Fund's fiscal year) to May 31, 2001 this amount was 1.20% of the Fund's average daily net assets.



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EXAMPLE

This example is designed to help you compare the costs of investing in the Fund to the costs of investing in other funds. The example is based on current estimates of operating expenses and assumes operating expenses remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period, and that the fee waiver reflected in the fee table above is in effect for the one year time period. This is only an example; your actual expenses will be different.

                         1 Year                         3 Years
                          $102                           $376

                                                                    Rule 497(e)
                                              File Nos. 333-38916 and 811-09975



                                   SUPPLEMENT
                             Dated June 1, 2001 to
             Statement of Additional Information dated May 1, 2001
                              TT EAFE MUTUAL FUND

The third paragraph of the section entitled "Management of the Fund and the Portfolio - Manager" is revised to read as follows:

    For its services under the Management Agreement with respect to the Fund, TT International receives fees, which are computed daily and paid monthly, at an annual rate equal to the lesser of (i) 0.80% of the Fund's average daily net assets for the Fund's then-current fiscal year or (ii) the difference between 0.80% of the Fund's average daily net assets for the Fund's then-current fiscal year and the aggregate investment management fees allocated to the Fund for the Fund's then-current fiscal year from the Portfolio. For the period from January 1, 2001 (the beginning of the Fund's fiscal year) to May 31, 2001, management fees payable by the Fund, before waivers and reimbursements, were the difference between 1.00% of the Fund's average daily net assets for the Fund's then-current fiscal year and the aggregate investment management fees allocated to the Fund for the Fund's then-current fiscal year from the Portfolio. For its services under the Management Agreement with respect to the Portfolio, TT International receives fees, which are computed daily and paid monthly, at an annual rate equal to 0.50% of the Portfolio's average net assets. TT International may reimburse the Fund or Portfolio or waive all or a portion of its management fees. For the period from June 1, 2001 until December 31, 2001 TT International has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 1.00% of its average daily net assets. For the period from January 1, 2001 (the beginning of the Fund's fiscal year) to May 31, 2001 this amount was 1.20% of the Fund's average daily net assets.